EXHIBIT 32.2

CERTIFICATION OF THE
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tannya L Irizarry, Chief Financial Officer of GeneThera, Inc. (the “Company”), do hereby that to the best of my knowledge and belief that:

(1) The Company’s annual report on Form 10-KSB/A for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2007

By: /s/ Tannya L Irizarry
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Tannya L Irizarry
Chief Financial Officer (Interim)